                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 19, 1998



                 Advanta Revolving Home Equity Loan Trust 1998-A
             (Exact name of registrant as specified in its charter)

                    Delaware                            333-37107            Application Pending
 (State or Other Jurisdiction of Incorporation)      (Commission File         (I.R.S. Employer
                                                         Number)             Identification No.)

          c/o Advanta Mortgage Conduit                                              92127
                 Services, Inc.                                                   (Zip Code)
           Attention: Milton Riseman
           16875 West Bernardo Drive
             San Diego, California
    (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (619) 674-1800

              -----------------------------------------------------
                                    No Change
          (Former name or former address, if changed since last report)
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Item 5.  Other Events


                  The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and December 31, 1996 and for the three years ended December 31, 1997, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 12, 1998, Commission File No. 1-10777) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 1998 and for the periods ending March 31, 1998 and March 31, 1997 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 1998 (which was filed with the Commission on May 15, 1998) are incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Prospectus; and (iii) the Prospectus Supplement for the Advanta Revolving Home Equity Loan Trust 1998-A, and shall be deemed to be part hereof and thereof.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.


                  (c)      Exhibits

                           Exhibit No.

                           23.1             Consent of KPMG Peat Marwick LLP
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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1998-A


                                 By:    /s/ James L. Shreero
                                     ----------------------------
                                     Name:  James L. Shreero
                                     Title: Senior Vice President




Dated:  June 24, 1998

                                  EXHIBIT INDEX



Exhibit No.                   Description                               Page No.

   23.1              Consent of KPMG Peat Marwick LLP